    Exhibit 10.3
EXECUTION VERSION
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 30, 2025, by and among SERVICE PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Borrower”), the other Loan Parties solely for the purpose of Section 12 hereof, the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Third Amended and Restated Credit Agreement dated as of June 29, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and

WHEREAS, as permitted by Section 12.6. of the Credit Agreement, the Borrower has requested that the Administrative Agent and the Lenders party hereto (constituting Requisite Lenders) amend the Credit Agreement and the Third Amendment (as defined in the Credit Agreement) in certain respects, in each case subject to the terms and conditions of this Amendment (the Credit Agreement as so amended hereby, the “Amended Credit Agreement”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Amendments to Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, as of the Fourth Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)    The following definitions set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their respective entireties as follows:

“Anti-Corruption Laws” means (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended, and (c) any other anti-bribery or anti-corruption laws, regulations or ordinances in any jurisdiction in which the Borrower or any member of the Borrowing Group (or, solely for purposes of Section 7.15(c), the TA Lease Tenant, the TA Lease Guarantor, the Administrative Agent or any Lender) is located or doing business.

“Anti-Money Laundering Laws” means applicable laws or regulations in any jurisdiction in which the Borrower or any member of the Borrowing Group (or, solely for purposes of Section 7.15(c), the TA Lease Tenant, the TA Lease Guarantor, the Administrative Agent or any Lender) is located or doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto.

“Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws imposed, administered or enforced by: (a) the United States of America, including those administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (OFAC), the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future statute or

Executive Order, (b) the United Nations Security Council, (c) the European Union, (d) the United Kingdom, or (e) any other governmental authority with jurisdiction over Borrower or any member of the Borrowing Group (or, solely for purposes of Section 7.15(c), the TA Lease Tenant, the TA Lease Guarantor, the Administrative Agent or any Lender).

“TA Lease” means the Second Amended and Restated Lease Agreement No. 5, dated as of May 15, 2023, by and among Highway Ventures Properties Trust and Highway Ventures Properties LLC, as landlord thereunder, and TA Operating LLC, as tenant thereunder (the “TA Lease Tenant”), as amended, restated, modified, supplemented, and/or replaced from time to time subject to the terms of this Agreement.

“TA Lease Guaranty” means the Second Amended and Restated Guaranty Agreement, dated as of May 15, 2023, by BP Corporation North America, Inc. (the “TA Lease Guarantor”) for the benefit of Highway Ventures Properties Trust and Highway Ventures Properties LLC, as landlords under the TA Lease, as amended, restated, modified, supplemented, and/or replaced from time to time subject to the terms of this Agreement.

“Third Amendment” means that certain Third Amendment to Third Amended and Restated Credit Agreement, dated as of February 25, 2025, among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent, as amended by the Fourth Amendment.

(b)    The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Fourth Amendment” means that certain Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of May __, 2025, among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

“TA Lease Guarantor” has the meaning given that term in the definition of the term “TA Lease Guaranty.”

“TA Lease Tenant” has the meaning given that term in the definition of the term “TA Lease.”

(c)    Section 7.15(c) of the Credit Agreement is hereby amended and restated as follows:

“Ineligibility of Properties. A Property shall be excluded from the calculation of Collateral Property Availability if, at any time: (i) such Property fails to qualify as an Eligible Property, and such failure is not cured within thirty (30) days after the Borrower obtains knowledge of such failure, (ii) the Administrative Agent shall cease to hold a valid and perfected first priority mortgage, deed of trust or deed to secure debt, as applicable, Lien in such Property, (iii) there shall have occurred and be continuing a default (after giving effect to any applicable cure period) under any Security Document relating to such Property, (iv) at a time when such Property is then subject to the TA Lease, the TA Tenant, the TA Lease Guarantor and/or any of their respective permitted successors or assigns violates, or is directly or indirectly owned or controlled by a Person that violates, Sanctions, Anti-Money Laundering Laws, or Anti-Corruption Laws, and such violation results in it being unlawful for the Administrative Agent or any Lender to do business with such TA Tenant, TA Lease Guarantor and/or any of their respective successors or assigns in connection with the TA Lease, the TA Lease Guaranty and/or any subordination, non-disturbance and attornment agreement delivered to the Administrative Agent in connection therewith, or (v) at a time when such Property is then subject to the TA Lease, the TA Lease Guarantor is released and replaced by a replacement guarantor that is not then a Qualifying Guarantor pursuant to clauses (a) or (b) of the definition of the term in the TA Lease Guaranty, or, in the event the designation is based upon clause (c) of such definition, approved by Administrative Agent. Such Property shall not be released from the Liens of the applicable Security Instruments unless the requirements of Section 7.15(b) are satisfied with respect thereto. Upon the occurrence of any such event or circumstance described in the foregoing clause (i), (ii), (iii), (iv) or (v), Collateral Property Availability shall be recalculated excluding such ineligible Property.”

Section 2. Amendments to Third Amendment. Subject to satisfaction of the conditions precedent set forth in Section 3 below, as of the Fourth Amendment Effective Date, the Third Amendment (as defined in the Credit Agreement) is hereby amended by amending and restating in its entirety Schedule III thereto as set forth on Schedule III to this Amendment.

Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to (i) the truth and accuracy of the representations set forth in Section 4 below and (ii) the Administrative Agent’s receipt of each of the following, each of which shall be in form and substance satisfactory to the Administrative Agent (the first date on which each of the conditions pursuant to the foregoing clauses (i) and (ii) shall have been satisfied, the “Fourth Amendment Effective Date”):

(a)    a counterpart of this Amendment duly executed by the Borrower, the other Loan Parties, the Administrative Agent and the Requisite Lenders; and

(b)    evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders in connection with this Amendment have been paid.

Section 4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)    Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and the other Loan Documents executed in connection herewith and to perform its obligations hereunder, thereunder, under the Amended Credit Agreement, and under the Third Amendment (as amended hereby), in each case in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment, the Amended Credit Agreement and the Third Amendment (as amended hereby) is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)    Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment, the Amended Credit Agreement and the Third Amendment (as amended hereby) in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the Issuing Banks.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment and the transactions effected hereby.

(d)    Representations and Warranties. Each of the representations and warranties set forth in the Amended Credit Agreement are true, correct and complete in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the Fourth Amendment Effective Date upon giving effect to the transactions contemplated hereby, except to the extent that any such representation or warranty relates to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of such earlier date.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Amended Credit Agreement, and each reference to the Third Amendment in any of the Loan Documents shall be deemed to be a reference to the Third Amendment as amended hereby. This Amendment is a Loan Document.

Section 5. Costs and Expenses. The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith or therewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement, the Third Amendment, and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only. Each of the Amended Credit Agreement and the Third Amendment (as amended hereby) is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Amended Credit Agreement or any other Loan Document.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Electronic Signatures. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed by any Lender, Titled Agent, or Issuing Bank (collectively, the “Lender Parties”) in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature of such Lender Party or the use of a paper-based recordkeeping system with respect to such Lender Party, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures from any Lender Party in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Each of the undersigned hereby (i) agrees that, for all purposes, electronic images of this Amendment (including with respect to any of the Lender Parties’ signature pages thereto) shall have the same legal effect, validity, admissibility into evidence and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity, admissibility into evidence or enforceability of this Amendment based solely on the lack of paper original copies hereof, including with respect to any of the Lender Parties’ signatures hereto.

Section 12. Reaffirmation. Each Loan Party, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, in each case, pursuant to any Loan Document, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Amended Credit Agreement and each other Loan Document to which it is a party (after giving effect to this Amendment and all transactions effected or contemplated hereby), (ii) to the extent such Person granted liens on or security interests in any of its property pursuant to any Security Documents as security for or otherwise guaranteed the Obligations or Guaranteed Obligations, as applicable, under or with respect to the Loan Documents (except, in each case, to the extent heretofore expressly released and not subsequently re-encumbered pursuant to any Security Document), ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations or Guaranteed Obligations, as applicable, as amended hereby, and (iii) consents to the amendments to the Third Amendment effected by this Amendment. Each Loan Party hereby consents to this Amendment and the transactions contemplated hereby and acknowledges that the Amended Credit Agreement, the Third Amendment and each other Loan Document (in each case after giving effect to this Amendment and all transactions effected or contemplated hereby) remain in full force and effect and is hereby ratified and reaffirmed.

Section 13. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Amended Credit Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Third Amended and Restated Credit Agreement to be duly executed as of the date first above written.

SERVICE PROPERTIES TRUST, as the Borrower

By: /s/ Brian E. Donley_________________
Name: Brian E. Donley
Title: Chief Financial Officer and Treasurer

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement (SVC)]

BANNER NEWCO LLC
CAMBRIDGE TRS, INC.
HARBOR COURT ASSOCIATES, LLC
HIGHWAY VENTURES BORROWER LLC
HIGHWAY VENTURES LLC
HIGHWAY VENTURES PROPERTIES LLC
HIGHWAY VENTURES PROPERTIES TRUST
HPT CAMBRIDGE LLC
HPT CLIFT TRS LLC
HPT CW MA REALTY LLC
HPT CY TRS, INC.
HPT GEARY ABC HOLDINGS LLC
HPT GEARY PROPERTIES TRUST
HPT IHG CHICAGO PROPERTY LLC
HPT IHG GA PROPERTIES LLC
HPT IHG-2 PROPERTIES TRUST
HPT IHG-3 PROPERTIES LLC
HPT SN HOLDING, INC.
HPT STATE STREET TRS LLC
HPT SUITE PROPERTIES TRUST
HPT TA PROPERTIES LLC
HPT TA PROPERTIES TRUST
HPT TRS IHG-2, INC.
HPT TRS INC.
HPT TRS MRP, INC.
HPT TRS SPES II, INC.
HPT TRS WYN, INC.
HPT WACKER DRIVE TRS LLC
HPTCY PROPERTIES TRUST
HPTMI HAWAII, INC.
HPTMI PROPERTIES TRUST
HPTWN PROPERTIES TRUST
ROYAL SONESTA, INC.
SVC GATEHALL DRIVE TRS LLC
SVC HIGGINS ROAD TRS LLC
SVC HOLDINGS LLC
SVC JERSEY CITY TRS LLC
SVC MANNHEIM ROAD TRS LLC
SVC MINNEAPOLIS TRS LLC
SVC MORRIS PLAINS TRS LLC
SVC NANUET TRS LLC
SVC NJ TRS LLC
SVC RANDOLPH STREET TRS LLC
SVC REDONDO BEACH TRS LLC
SVCN 1 LLC
SVCN 2 LLC
SVCN 3 LLC
SVCN 4 LLC
SVCN 5 LLC,
each as a Loan Party

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement (SVC)]

By: /s/ Brian E. Donley________________
Name: Brian E. Donley
Title: Chief Financial Officer & Treasurer

HPT CW MA REALTY TRUST, as a Loan Party

By: /s/ Brian E. Donley_________________
Name: Brian E. Donley
Title: as a trustee and not individually

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement (SVC)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By: /s/ Scott Solis _
Name: Scott Solis
Title: Managing Director

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement (SVC)]

SIGNATURE PAGE TO FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SERVICE PROPERTIES TRUST, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: JPMorgan Chase Bank, N.A.,
as a Lender

     By: /s/ Richard Armstrong_________________
Name: Richard Armstrong
Title: Vice President

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement (SVC)]

Bank of America N.A., as a Lender

By: /s/ Kyle Pearson _________________
Name: Kyle Pearson____________________
Title: Senior Vice President_______________

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement (SVC)]

SIGNATURE PAGE TO FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SERVICE PROPERTIES TRUST, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

         By: /s/ Shari L. Reams-Henofer_________________
Name: Shari L. Reams-Henofer
Title: Senior Vice President

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement (SVC)]

BMO Bank, N.A., as a Lender

By: /s/ Rebecca Liu Chabanon_______________
Name: Rebecca Liu Chabanon____________
Title: Director _______________

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement (SVC)]

SIGNATURE PAGE TO FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SERVICE PROPERTIES TRUST, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: CITIBANK, N.A.,
as a Lender

         By: /s/ Christopher Albano_______________
Name: Christopher Albano
Title: Authorized Signatory

[If second signature block is necessary]

By: _________________________________
Name:
Title:

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement (SVC)]

SIGNATURE PAGE TO FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SERVICE PROPERTIES TRUST, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

UBS AG, STAMFORD BRANCH
as a Lender

         By: /s/ Joselin A Fernandes_______________
Name: Joselin A Fernandes
Title: Director

By: /s/ Massimo Ippolito_______________
Name: Massimo Ippolito
Title: Associate Director

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement (SVC)]

SIGNATURE PAGE TO FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SERVICE PROPERTIES TRUST, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: MORGAN STANLEY BANK, N.A.,
as a Lender

         By: /s/ Gretell Merlo _______________
Name: Gretell Merlo
Title: Authorized Signatory

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement (SVC)]

SIGNATURE PAGE TO FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SERVICE PROPERTIES TRUST, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Goldman Sachs Bank USA,
as a Lender

         By: /s/ Priyankush Goswami _______________
Name: Priyankush Goswami
Title: Authorized Signatory

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement (SVC)]

SCHEDULE III

Replacement Collateral Properties

Owner	Street Address	City	State
Highway Ventures Properties Trust	1724 West Grand Avenue	Gadsden	AL
Highway Ventures Properties Trust	22526 Highway 216	McCalla	AL
Highway Ventures Properties Trust	3205 Valentine Road	North Little Rock	AR
Highway Ventures Properties Trust	5235 North Sunland Gin Road	Eloy	AZ
Highway Ventures Properties Trust	970 South Blake Ranch Road	Kingman	AZ
Highway Ventures Properties Trust	28991 West Gonzaga Road	Santa Nella	CA
Highway Ventures Properties Trust	2041 and 2151 South Avenue	Corning	CA
Highway Ventures Properties Trust	7401 W Hwy 318	Reddick	FL
Highway Ventures Properties LLC	3181 and 3195 Donald Lee Hollowell Parkway NW	Atlanta	GA
Highway Ventures Properties LLC	1105 E. King Avenue	Kingsland	GA
Highway Ventures Properties LLC	24225 and 24263 W. Lorenzo Road	Wilmington	IL
Highway Ventures Properties LLC	1409 S. County Road 850 East	Greensburg	IN
Highway Ventures Properties Trust	554 West Glendale Hodgenville Road	Glendale	KY
Highway Ventures Properties Trust	6918 West Bert Kouns Industrial Loop	Shreveport	LA
Highway Ventures Properties Trust	2100 Southwest Railroad Avenue	Hammond	LA
Highway Ventures Properties Trust	3304 Gold Road	Kingdom City	MO
Highway Ventures Properties Trust	501 Buckhorn Road	Mebane	NC
Highway Ventures Properties Trust	402 Rising Sun Road	Bordentown	NJ
Highway Ventures Properties Trust	1430 Motel Drive	Milan	NM
Highway Ventures Properties Trust	6595 North Hollywood Boulevard	Las Vegas	NV

Highway Ventures Properties Trust	1805, 1900 and 1950 East Greg Street and 1450 Hulda Way	Sparks	NV
Highway Ventures Properties Trust	1255 Route 414	Waterloo	NY
Highway Ventures Properties Trust	26416 Baker Road	Perrysburg	OH
Highway Ventures Properties Trust	1 Petro Place	Girard	OH
Highway Ventures Properties Trust	9787 US Route 40 West	New Paris	OH
Highway Ventures Properties Trust	1201 Harrisburg Pike	Carlisle	PA
Highway Ventures Properties Trust	3001 TV Road	Florence	SC
Highway Ventures Properties Trust	722 N. Watt Road	Knoxville	TN
Highway Ventures Properties Trust	162 Luyben Hills Road	Kingston Springs	TN
Highway Ventures Properties Trust	1295 Horizon Boulevard	El Paso	TX
Highway Ventures Properties Trust	2001 Santa Fe Drive	Weatherford	TX
Highway Ventures Properties Trust	1112 Ackerman Road	San Antonio	TX
Highway Ventures Properties Trust	8500 E I-40	Amarillo	TX
Highway Ventures Properties Trust	601 Westway Blvd. & 502 Vinton Road	Canutillo & Vinton	TX
Highway Ventures Properties Trust	1855 W. Curtis Street	Laramie	WY